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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 20, 2003
                          -----------------------------
                                 Date of Report
                        (Date of earliest event reported)

                              Open Text Corporation
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Ontario                       0-27544                 98-0154400
-----------------------------   ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                       185 Columbia Street West, Waterloo,
                             Ontario, Canada N2L 5Z5
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (519) 888-7111
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


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Item 2.  Acquisition or Disposition of Assets

On March 20, 2003, Open Text Corporation issued a press release relating to the closing of the merger with Eloquent, Inc, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following financial statements, pro forma financial information and exhibits are filed as part of this Report on Form 8-K, where indicated:

         (a) Financial Statements of Businesses Acquired. None. The required financial statements will be filed not later than 75 days from the date of the event reported herein.

         (b) Pro Forma Financial Information. None The required financial statements will be filed not later than 75 days from the date of the event reported herein.

         (c)  Exhibits.

99.1     Press Release issued by Open Text Corporation dated March 20, 2003



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  20, 2003                         OPEN TEXT CORPORATION



                                                By: /s/ P. Thomas Jenkins
                                                    ---------------------------
                                                        P. Thomas Jenkins
                                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------
     99.1              Press Release issued by Open Text Corporation dated
                       March 20, 2003







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